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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 2002



                             ViroPharma Incorporated
                 (Exact name of issuer as specified in charter)



          DELAWARE                     0-021699                    23-2789550
(State or Other Jurisdiction          (Commission               (I.R.S. Employer
     of Incorporation or                 file                    Identification
        Organization)                   number)                      Number)

                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)


                                 (610) 458-7300
              (Registrant's telephone number, including area code)


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Item 5 - Other Events.

         As is more fully described in the attached press release that is incorporated herein by reference, on October 29, 2002, ViroPharma Incorporated reported financial results for the third quarter and nine months ended March 31, 2002.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.      Description
         -----------      -----------
              99          ViroPharma Incorporated Press Release dated
                          October 29, 2002

                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               VIROPHARMA INCORPORATED

Date: October 29, 2002         By:  /s/ Thomas F. Doyle
                                   --------------------
                                   Thomas F. Doyle
                                   Vice President, General Counsel and Secretary

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                                Index to Exhibits

Exhibit No.         Description
-----------         -----------
     99             ViroPharma Incorporated Press Release dated October 29, 2002